UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                          Date of Report: December 10, 1997
                        (Date of earliest event reported)


                           COMMUNITY BANK SYSTEM, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                         0-11716                 16-1213679
(State or other Jurisdiction    (Commission File Number)    (I. R. S. Employer
of incorporation)                                        Identification number)


                 5790 Widewaters Parkway, DeWitt, New York 13214
               (Address of principal executive offices) (Zip Code)


                          Registrant's telephone number
                       including area code: (315) 445-2282


                                 Not Applicable
          (Former name or former address, if changed since last report)

Items 1-4.                          Not Applicable

Item 5.                             Other Events

     News Release dated December 10, 1997 announcing CBSI filed application to list its common stock on the New York Stock Exchange.

NEWS RELEASE
COMMUNITY BANK SYSTEM, INC.                              For further information
5790 Widewaters Parkway, DeWitt, New York  13214                 please contact:

                                                    David G. Wallace, S.V.P. and
                                                         Chief Financial Officer
                                                           Office:  315/445-2282
FOR IMMEDIATE RELEASE                                         Fax:  315/445-2997



         COMMUNITY BANK SYSTEM, INC. TO LIST ON NEW YORK STOCK EXCHANGE

     Syracuse, New York, December 10, 1997 ----- Community Bank System, Inc. (Nasdaq NMS: CBSI) announced today that it has filed an application to list its common stock on the New York Stock Exchange. The Company's shares will continue trading on the Nasdaq National Market System until its New York Stock Exchange listing under the symbol "CBU" is effective, which is anticipated to be December 31, 1997.

     Sanford A. Belden, President and Chief Executive Officer, stated, "Based on our research, stock of companies of CBSI's size which are traded in an auction market, such as the New York Stock Exchange, versus in a dealer market, such as Nasdaq, experience less price volatility, offer more efficient pricing to investors, and benefit from greater market depth. We believe that our listing on the New York Stock Exchange will offer similar value to CBSI shareholders in addition to enhancing our visibility to the investor community."

     CBSI is a registered bank holding company based in DeWitt, New York, with assets in excess of $1.6 billion. Its wholly-owned banking subsidiary, Community Bank, N.A., has 66 customer facilities offering a broad range of financial services to both retail and commercial customers located throughout Northern New York, the Finger Lakes Region, the Southern Tier, and Southwestern New York. CBSI is also parent to Benefit Plans Administrative Services, Inc. (BPAS), a pension actuarial and recordkeeping firm located in Utica New York, serving sponsors of defined benefit and defined contribution plans.
                                     * * *

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    Community Bank System, Inc.
                                                    (Registrant)


                                                    by:/s/ Sanford A. Belden
                                                       Sanford A. Belden
                                                       President and
                                                       Chief Executive Officer



December 10, 1997